Item 1. Report to Shareholders

DECEMBER 31, 2004

FOREIGN BOND FUNDS

Annual Report

T. Rowe Price
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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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T. Rowe Price Foreign Bond Funds
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Fellow Shareholders

U.S. dollar weakness in late 2004 helped international fixed-income markets deliver solid full-year returns. Emerging market bonds also reversed their first-half losses and finished the year with strong gains that slightly trailed those in developed markets. U.S. Treasury bonds, particularly short-term bonds, underperformed European and Japanese government securities due to the Federal Reserve's ongoing monetary tightening policy. Concerns about the effect of a weaker U.S. dollar on the export sectors in Europe and Japan also supported bond yields in these regions.

PERFORMANCE COMPARISON
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Periods Ended 12/31/04                      6 Months     12 Months
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International Bond Fund                       13.52%        11.40%

International Bond Fund-
Advisor Class                                 13.43         11.24

J.P. Morgan Global Government
Bond Broad Index, Non-U.S. Dollar             14.69         12.73

The International Bond Fund finished the six and 12 months ended December 31, 2004, with gains of 13.52% and 11.40%, respectively. These results lagged the J.P. Morgan Global Government Bond Broad Index, Non-U.S. Dollar. Performance for the fund's Advisor Class shares, which have a different fee structure, was similar. The Emerging Markets Bond Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index Global, over both periods. The fund returned 14.83% over the full year and 15.85% for the shorter period.

PERFORMANCE COMPARISON
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Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Emerging Markets Bond Fund                  15.85%        14.83%

J.P. Morgan Emerging Markets
Bond Index Global                           14.33         11.73

CAPITAL GAIN DISTRIBUTION

On December 13, the Board of Trustees of the International Bond Fund declared a year-end capital gain distribution of $0.38 per share, $0.36 of which was short term. This distribution was made on December 15, and you should have already received your check or statement reflecting it.

MARKET ENVIRONMENT

In the U.S., the Fed lifted the overnight federal funds target rate from 1.00% to 2.25% in five quarter-point increments beginning on June 30. The market's response to the change in the Fed's policy was rather belated. Initially, lagging employment growth, fears about the effect of high oil prices on consumption, and benign inflation data led a number of investors to question whether the Fed would pause its tightening cycle. Treasury securities traded lower, retracing some of the sell-off that occurred during the second quarter of 2004.

DEVELOPED MARKETS PERFORMANCE
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                                          In Local       In U.S.
6 Months Ended 12/31/04                   Currency       Dollars
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Australia                                    5.05%        18.22%

France                                       5.45         17.81

Germany                                      5.36         17.71

Italy                                        6.39         18.85

Japan                                        2.31          8.94

Spain                                        5.71         18.10

United Kingdom                               5.92         12.13

Source: J. P. Morgan

However, in November, the market reestablished its bearish trend on the release of stronger employment data. Bond and currency investors did not focus on the impact of the U.S.'s trade and budget deficits until uncertainties about the outcome of the U.S. presidential election were cast aside. As a result, U.S. dollar weakness became more of a factor as the markets recognized that President Bush's policy stance implicitly favors a weak dollar as a means of adjusting imbalances.

In Europe, the euro's sharp appreciation against the dollar (11% over the last six months) accentuated the economic difficulties facing the region. Deteriorating economic trends, including decelerating manufacturing output, persistently high unemployment, and weak consumption patterns, lessened the possibility of European Central Bank rate hikes in the second half of 2004 or early 2005. As a result, European government markets significantly outperformed the U.S. over the last six months. German government bonds (bunds) were strong performers. The yield difference between two-year bunds and U.S. Treasuries narrowed by 42 basis points (0.42%) in the second half.

In Japan, intermediate- and longer-term yields moved sharply higher in the first half on economic strength and increased speculation that Japan's five-year deflationary trend was ending. However, over the last six months, Japanese government bonds (JGB) traded lower on concerns about an economic slowdown. The key factor affecting performance came in August when record oil prices and a downward revision in second-quarter GDP growth to 1.7% (quarter-over-quarter) led to a significant JGB rally. Thereafter, the market traded within a narrow range, as bond yields were supported by the mid-cycle slowdown and concerns that the Bank of Japan's zero interest rate policy would continue for a longer-than-expected period.

EMERGING MARKETS PERFORMANCE
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                                                         In U.S.
6 Months Ended 12/31/04                                  Dollars
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J.P. Morgan Emerging Markets
Bond Index Global                                         14.33%

Brady Indexes (by issuer): *

      Argentina                                           15.30

      Brazil                                              22.53

      Mexico                                               9.20

      Russia                                              13.83

      Venezuela                                           24.10

* Brady bonds are restructured debt (obligations) of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates.

Source: J.P. Morgan

Two factors helped drive emerging market bonds to strong results this year. First, the low global interest rate environment drew investors searching for higher yields. Second, emerging market economies improved, as higher growth came hand-in-hand with budgetary discipline. Higher commodity and energy prices have also been a boon to developing markets. The resulting flow of capital to emerging economies has caused a sharp increase in international reserves. Through mid-December, emerging market issuers raised more than $210 billion in international capital markets, surpassing last year's record of $173 billion.

Over the last six months, bonds in Brazil, Venezuela, Turkey, and Russia were upgraded by at least one rating agency, Russia's to investment-grade status. These upgrades were further signs that the creditworthiness of emerging market bonds is improving. In 1998, approximately 10% of the market's securities were accorded an investment-grade rating, compared with about one-half today.

For the year, bonds in Uruguay, the Dominican Republic, and Venezuela led the market; the weakest performers were Hungary, Thailand, and Morocco. For the most part, higher-risk securities outperformed their investment-grade counterparts.

For emerging markets, the most important events were in Russia. In the first half, bankruptcy fears caused a significant deterioration in Yukos, and the oil company struggled against the government's tax claims. The situation stabilized a bit in June when President Putin commented that he did not want to bankrupt the company. By year-end, President Putin's office said Yukos was being converted into a state-owned company. Later in the year, the country's bonds performed better, helped by stronger economic data, high oil prices, and the aforementioned credit upgrade. However, investors remain concerned about increasing government intervention in the private sector. As a result, Russian bonds lagged most other emerging markets.

Turkey was also a weak performer, but its fundamental picture actually improved due to steady declines in inflation and positive comments related to the country's potential admission to the European Union. While membership is far from certain, as long as Turkey adheres to EU-consistent policies, its credit quality should improve. Formal discussions for Turkey's admission are scheduled to begin in October 2005.

INTERNATIONAL BOND FUND

Strong absolute fund returns were helped by the U.S. dollar's sharp fall against the euro and yen, as well as the rally in non-U.S. government bonds. In this environment, we increased the portfolio's weighted average maturity and duration from 6.4 to 7.0 and 4.5 to 5.1 years, respectively. Overall, the portfolio's duration is shorter than its benchmark. The fund's credit quality was high, as more than 93% of our holdings are rated AA or higher.

PORTFOLIO CHARACTERISTICS
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Periods Ended                                           12/31/04
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International Bond Fund
30-Day Standardized
Yield to Maturity                                          2.18%

International Bond Fund-
Advisor Class 30-Day
Standardized Yield to Maturity                             2.02%

Weighted Average Maturity (years)                           7.0

Weighted Average Effective
Duration (years)                                            5.1

Average Quality*                                             AA+

      AAA                                                  58.9%

      AA                                                   34.3

      A                                                     6.8

      BBB                                                   0.0

      BB and Below                                          0.0
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Total                                                     100.0%

* Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.

On a country basis, the fund's largest detractor was an underweight position in Japanese government bonds. This allocation helped first-half results, but the economy's slower growth in the second half helped push the country's intermediate- and longer-dated securities lower. Due to our expectation that the Bank of Japan will delay the removal of its zero interest rate policy, we repurchased some shorter-dated maturities to lower the portfolio's overall risk. However, on a longer-term basis, we continue to hold a negative view of the Japanese government bond market.

Similarly, we held European government bonds with shorter duration than our benchmark, hurting relative returns. In Poland, a deteriorating political climate and concerns about the budget deficit contributed to the bond market's underperformance in the first half of the year.

Over the last six months, our overweight position in Mexican government bonds and corresponding underweights in Canada and Australia were significant positive contributors to overall fund returns. The large yield difference between Mexican government bonds and U.S. Treasuries attracted buyers, especially at year-end.

[Graphic Omitted]

GEOGRAPHIC DIVERSIFICATION
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International Bond Fund

Other and Reserves                                   37%

Japan                                                18%

Germany                                              15%

Italy                                                10%

France                                                8%

Netherlands                                           4%

United Kingdom                                        4%

Spain                                                 4%

Based on net assets as of 12/31/04. Percentages reflect the issuing country of the fund's securities and exclude the effect of forward currency contracts.

Net Currency Exposure:
--------------------------------------------------------------------------------

European Monetary Unit                               48%

Japan                                                33

United Kingdom                                        6

Sweden                                                4

Canada                                                2

Denmark                                               1

United States                                         1

South Korea                                           1
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In the currency markets, the strongest contributor to returns for the year was our overweight of the Polish zloty. The country's improving economic environment lifted its currency relative to the euro. In the second half, our exposure to the Turkish lira added the most value. Turkey's bond and currency markets rallied in the fourth quarter in response to the favorable news regarding its potential admission to the EU. The largest detractor in the currency markets was our overweight position in the Japanese yen, which underperformed the euro. We eliminated this position in the fourth quarter due to the country's slower growth profile.

We continue to look for relative value trades, as government bonds remain expensive in the major markets. For example, we recently increased the portfolio's allocation to the Mexican market on improving inflation prospects and our belief that the Bank of Mexico's rate hikes are nearing their end.

EMERGING MARKETS BOND FUND

Emerging market bonds provided strong second-half results. While the Fed's monetary policy became less accommodative, short-term U.S. interest rates rose, and intermediate- and long-term rates finished the year relatively unchanged. Fixed-income investors returned to more speculative emerging market bonds in their search for yield. Over the last six months, the portfolio's weighted average maturity increased from 10.5 to 12.1 years while its duration fell from
5.9 to 5.5 years. We maintained our bias toward higher-quality securities, as more than 70% of our bonds were rated BB or higher.

PORTFOLIO CHARACTERISTICS
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                                                       Percent of
                                                       Net Assets
                                                         12/31/04
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Weighted Average Maturity (years)                           12.1
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Weighted Average Effective
Duration (years)                                             5.5
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Average Quality                                               BB+

      A and Above                                            5.5%

      BBB                                                   12.7

      BB                                                    55.8

      B and Below                                           18.4

      Not Rated                                              7.6
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Total                                                      100.0%

* Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.

The fund has long been overweight in Russian holdings. However, recent events have curbed our optimism for the country's prospects. Instead of instituting further reform, the country now appears to be regressing, which seems to be keeping money offshore and limiting growth potential. Our weighting in Russian bonds is now in line with our yardstick.

Our biggest allocation is in Brazilian bonds. Strong exports have helped the country's economy deliver better-than-expected growth over the last year. Exports such as soybeans, steel, and cars have brought money into Brazil and reduced its dependence on foreign borrowing; the country is expected to post a trade surplus for the second consecutive year. Second-quarter GDP growth was 5.7% year-over-year, the fastest pace in eight years. This figure was surpassed when the economy expanded by 6.1% in the third quarter. Greater optimism about the structural reforms of President Lula da Silva's government also helped. We increased our overweight on the back of the country's strong performance.

[Graphic Omitted]

GEOGRAPHIC DIVERSIFICATION
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Brazil                                                       21%

Russia                                                       14%

Mexico                                                       13%

Argentina                                                    11%

Turkey                                                        9%

Serbia                                                        6%

Venezuela                                                     6%

Other and Reserves                                           20%

Based on net assets as of 12/31/04.

Percentages reflect the issuing country of the fund's securities and exclude the effect of forward currency contracts.

Over the last six months, we increased our allocations to Turkey, Venezuela, and the Philippines. In addition to Turkey's heightened prospects for EU admission, its economy has also performed well, and its currency has strengthened. The positive tone was underscored by S&P's upgrade of the country's long-term sovereign credit rating to BB from BB-. Venezuela has benefited from high oil prices, an S&P rating upgrade (to B from B-), and political stability. In Mexico, spreads have tightened, and the country's currency has firmed; we reduced our exposure on the region's strong results.

OUTLOOK

U.S. economic fundamentals remain strong, and the Fed is expected to continue raising interest rates, possibly more than the market expects, due to increased inflation risks. In this environment, current Treasury yields remain expensive, and we expect a further sell-off, particularly in shorter-term bonds. We believe that European government bonds will outperform and that the European Central Bank will likely keep interest rates unchanged during the first half of 2005. In Japan, our longer-term view is that economic growth will reassert itself, and yields on the country's bonds will rise. U.S. dollar weakness, especially relative to Asian currencies, is likely to continue.

Emerging market debt continues to be supported by measured Fed tightening and favorable supply-demand dynamics. Brazil's central bank may cut rates in 2005 as oil prices moderate and the growth cycle continues. The potential for Russia to be upgraded by Standard & Poor's in 2005 remains a possibility, especially given the large trade surplus.

Longer term, emerging countries continue to progress with ongoing fundamental reform. Turkey's potential admission to the European Union highlights the favorable policies that a number of emerging countries are taking to bring their economies in line with the developed world. The eastward enlargement of the EU is also expected to incorporate Bulgaria and Romania in 2007.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the International Bond Fund's Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the Emerging Markets Bond Fund

January 20, 2005

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds' investment programs.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price.

Glossary

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond or bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

J.P. Morgan Global Government Bond Broad Index, Non-U.S. Dollar: Tracks government bonds in 12 international markets.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be "inverted." If short- and long-term bonds are offering equivalent yields, then the curve is said to be "flat."

T. ROWE PRICE FOREIGN BOND FUNDS
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PORTFOLIO HIGHLIGHTS
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PRICE AND YIELD

International Bond Fund

                                                                   International
                                              International           Bond Fund-
Period Ended 12/31/04                             Bond Fund        Advisor Class
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Price Per Share                                $     10.69          $     10.68

Dividends Per Share

      For 6 months                                    0.13                 0.12

      For 12 months                                   0.25                 0.24

Capital Gains Per Share

      For 6 months                                    0.38                 0.38

      For 12 months                                   0.44                 0.44

30-Day Dividend Yield *                               2.57%                2.41%

30-Day Standardized Yield to Maturity                 2.18                 2.02

Emerging Markets Bond Fund

Periods Ended                                      6/30/04             12/31/04
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Price Per Share                                $     11.82          $     13.26

Dividends Per Share

      For 6 months                                    0.37                 0.42

      For 12 months                                   0.75                 0.79

30-Day Dividend Yield *                               6.43%                6.37%

30-Day Standardized Yield to Maturity                 6.20                 5.86

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.

T. ROWE PRICE FOREIGN BOND FUNDS
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GROWTH OF $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

INTERNATIONAL BOND FUND
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As of 12/31/04

International Bond Fund $19,946

Government Bond Broad Index, Non-U.S. Dollar $21,105

                       International Bond         Government Bond Broad
                              Fund                Index, Non-U.S. Dollar

12/94                       $10,000                      $10,000

12/95                        12,030                       12,129

12/96                        12,888                       12,754

12/97                        12,480                       12,297

12/98                        14,355                       14,485

12/99                        13,227                       13,599

12/00                        12,813                       13,279

12/01                        12,376                       12,815

12/02                        15,075                       15,737

12/03                        17,905                       18,723

12/04                        19,946                       21,105

Note: Performance for Advisor Class shares will vary due to the differing fee structures. See returns table on next page.

T. ROWE PRICE FOREIGN BOND FUNDS
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AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                           Since
                                                                       Inception
Periods Ended 12/31/04          1 Year      5 Years      10 Years        3/31/00
--------------------------------------------------------------------------------

International Bond Fund         11.40%        8.56%         7.15%              -

International Bond Fund-
Advisor Class                   11.24         8.38          7.06           9.29%

J.P. Morgan Global
Government Bond Broad
Index, Non-U.S. Dollar          12.73         9.19          7.76           9.99

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

The International Bond Fund charges a 2% redemption fee on shares held 90 days or less. The performance information shown does not reflect the deduction of redemption fees; if it did, the performance would be lower.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE FOREIGN BOND FUNDS
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------

As of 12/31/04

Emerging Markets Bond Fund $37,964

J.P. Morgan Emerging Markets Bond Index Global $38,701

                  Emerging Markets    J.P. Morgan Emerging Markets
                     Bond Fund             Bond Index Global

12/94                 $10,000                    $10,000

12/95                  12,581                    12,638

12/96                  17,207                    17,090

12/97                  20,103                    19,132

12/98                  15,461                    16,923

12/99                  19,013                    21,015

12/00                  21,902                    24,042

12/01                  23,950                    24,368

12/02                  26,229                    27,564

12/03                  33,063                    34,638

12/04                  37,964                    38,701

T. ROWE PRICE FOREIGN BOND FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Emerging Markets Bond Fund                  14.83%         14.83%         14.27%

J.P. Morgan Emerging Markets
Bond Index Global                           11.73          12.99          14.49

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

The Emerging Markets Bond Fund charges a 2% redemption fee on shares held 90 days or less. The performance information shown does not reflect the deduction of redemption fees; if it did, the performance would be lower.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE FOREIGN BOND FUNDS
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the tables.

Actual Expenses
The first line of each of the following tables ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of each table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the tables highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

                               Beginning           Ending          Expenses Paid
                           Account Value     Account Value        During Period*
                                  7/1/04          12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Investor Class

Actual                            $1,000        $1,135.20                  $4.62

Hypothetical (assumes 5%
return before expenses)            1,000         1,020.81                   4.37

Advisor Class

Actual                             1,000         1,134.30                   5.58

Hypothetical (assumes 5%
return before expenses)            1,000         1,019.91                   5.28

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the investor class was 0.86%; the Advisor Class was 1.04%.

T. ROWE PRICE EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------

                               Beginning            Ending         Expenses Paid
                           Account Value     Account Value        During Period*
                                  7/1/04          12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                            $1,000         $1,158.50                 $5.81

Hypothetical (assumes 5%
return before expenses)            1,000          1,019.76                  5.43

* Expenses are equal to the fund's annualized expense ratio for the six-month period (1.07%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.


December 31, 2004

International Bond Fund

Annual Report - Financial Statements

T. ROWE PRICE

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class
                          Year
                         Ended
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00

NET ASSET VALUE

Beginning of period  $   10.25   $    9.29   $    7.86   $    8.47   $    9.16

Investment activities

  Net investment
  income (loss)           0.25        0.25        0.25        0.32        0.40

  Net realized
  and unrealized
  gain (loss)             0.88        1.46        1.43       (0.61)      (0.70)

  Total from
  investment
  activities              1.13        1.71        1.68       (0.29)      (0.30)

Distributions

  Net investment
  income                 (0.25)      (0.25)      (0.25)       --          --

  Net realized gain      (0.44)      (0.50)       --          --          --

  Tax return of capital   --          --          --         (0.32)      (0.39)

  Total distributions    (0.69)      (0.75)      (0.25)      (0.32)      (0.39)

NET ASSET VALUE

End of period        $   10.69   $   10.25   $    9.29   $    7.86   $    8.47
                          ------------------------------------------------------

Ratios/Supplemental Data

Total return^            11.40%      18.77%      21.80%     (3.41)%     (3.13)%

Ratio of total
expenses to average
net assets                0.88%       0.91%       0.93%       0.95%       0.91%

Ratio of net
investment
income (loss)
to average
net assets                2.46%       2.58%       3.01%       3.98%       4.76%

Portfolio
turnover rate             69.7%       38.5%      113.9%      107.6%      160.5%+

Net assets,
end of period
(in millions)         $   1,663   $   1,306   $   1,058   $     762   $     753

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payments of no redemption or account fees.

+ Excludes the effect of the acquisition of the T. Rowe Price Global Bond Fund's assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------
Advisor Class

                          Year                                         3/31/00
                         Ended                                         Through
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00

NET ASSET VALUE

Beginning of period  $   10.24   $    9.28   $    7.85   $    8.47   $    8.88

Investment activities

  Net investment
  income (loss)           0.24        0.24        0.24        0.31*       0.30*

  Net realized
  and unrealized
  gain (loss)             0.88        1.46        1.43       (0.62)      (0.42)

  Total from
  investment
  activities              1.12        1.70        1.67       (0.31)      (0.12)

Distributions

  Net investment
  income                 (0.24)      (0.24)      (0.24)       --          --

  Net realized
  gain                   (0.44)      (0.50)       --          --          --

  Tax return
  of capital              --          --          --         (0.31)      (0.29)

  Total
  distributions          (0.68)      (0.74)      (0.24)      (0.31)      (0.29)

NET ASSET VALUE

End of period        $   10.68   $   10.24   $    9.28   $    7.85   $    8.47
                          ------------------------------------------------------

Ratios/Supplemental Data

Total return^            11.24%      18.62%      21.65%     (3.73)%*    (1.29%)*

Ratio of total
expenses to average
net assets                1.03%       1.06%       1.08%       1.15%*     1.15%*!

Ratio of net
investment
income (loss)
to average
net assets                2.31%       2.43%       2.82%       3.28%*     4.60%*!

Portfolio
turnover rate             69.7%       38.5%      113.9%      107.6%     160.5%+

Net assets,
end of period
(in thousands)        $  68,270   $  50,217   $  14,760   $   5,026   $    120

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payments of no redemption or account fees.

* Excludes expenses in excess of a 1.15% voluntary expense limitation in effect through 4/30/06.

+ Excludes the effect of the acquisition of the T. Rowe Price Global Bond Fund's assets.

!    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                           $ Par/Shares        Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

AUSTRIA   3.1%

Government Bonds   3.1%

Republic of Austria, 144A, 3.80%, 10/20/13                2,700,000        3,710

Republic of Austria, 4.00%, 7/15/09                      11,100,000       15,650

Republic of Austria, 5.25%, 1/4/11                        4,300,000        6,466

Republic of Austria, 5.50%, 1/15/10                      18,750,000       28,220

Total Austria (Cost $43,204)                                              54,046


BELGIUM   3.8%

Government Bonds   3.8%

Kingdom of Belgium, 4.25%, 9/28/13                       22,500,000       31,946

Kingdom of Belgium, 6.25%, 3/28/07                        8,100,000       11,829

Kingdom of Belgium, 6.50%, 3/31/05                       15,600,000       21,326

Total Belgium (Cost $52,861)                                              65,101


CANADA   1.0%

Government Bonds   1.0%

Government of Canada, 5.00%, 6/1/14                      13,025,000       11,408

Government of Canada, 5.75%, 6/1/29                       5,860,000        5,503

Total Canada (Cost $15,035)                                               16,911


DENMARK   1.2%

Government Bonds   1.2%

Kingdom of Denmark, 5.00%, 11/15/13                      16,685,000        3,347

Kingdom of Denmark, 7.00%, 11/10/24                      12,000,000        2,998

Kingdom of Denmark, 8.00%, 3/15/06                       76,850,000       14,886

Total Denmark (Cost $14,219)                                              21,231


FINLAND   0.4%

Government Bonds   0.4%

Republic of Finland, 5.00%, 7/4/07                        4,500,000        6,438

Total Finland (Cost $4,551)                                                6,438

FRANCE   8.2%

Government Bonds   8.2%

Government of France, 5.00%, 1/12/06                     26,100,000       36,308

Government of France, 5.00%, 4/25/12                     30,100,000       44,890

Government of France, 5.25%, 4/25/08                      2,200,000        3,206

Government of France, 5.50%, 4/25/10                     10,270,000       15,525

Government of France, 5.50%, 4/25/29                      8,700,000       13,999

Government of France, 5.75%, 10/25/32                    16,672,000       27,906

Total France (Cost $110,276)                                             141,834


GERMANY   15.2%

Government Bonds   15.2%

Bundesrepublic, 4.50%, 7/4/09                            14,100,000       20,286

Bundesrepublic, 4.50%, 1/4/13                            14,500,000       20,976

Bundesrepublic, 4.75%, 7/4/28                             5,685,000        8,271

Bundesrepublic, 5.00%, 1/4/12                            16,260,000       24,256

Bundesrepublic, 5.25%, 1/4/11                             6,300,000        9,463

Bundesrepublic, 5.50%, 1/4/31                            21,500,000       34,711

Bundesrepublic, 6.00%, 1/5/06                            19,350,000       27,154

Bundesrepublic, 6.00%, 7/4/07                            46,800,000       68,443

KFW, 5.50%, 12/7/15 (GBP)                                 4,630,000        9,303

KFW, 5.625%, 12/7/09 (GBP)                               20,250,000       40,163

Total Germany (Cost $225,253)                                            263,026


GREECE   2.0%

Government Bonds   2.0%

Hellenic Republic, 4.60%, 5/20/13                        13,030,000       18,770

Hellenic Republic, 5.95%, 3/24/05                         6,000,000        8,191

Hellenic Republic, 6.00%, 2/19/06                         6,000,000        8,443

Total Greece (Cost $27,830)                                               35,404


HUNGARY   0.4%

Government Bonds   0.4%

Government of Hungary, 6.25%, 6/12/08                 1,182,800,000        6,167

Total Hungary (Cost $6,012)                                                6,167

IRELAND   0.8%

Government Bonds   0.8%

Republic of Ireland, 4.00%, 4/18/10                       3,150,000        4,452

Republic of Ireland, 5.00%, 4/18/13                       6,100,000        9,152

Total Ireland (Cost $9,143)                                               13,604


ITALY   9.8%

Government Bonds   9.8%

Republic of Italy, 4.25%, 8/1/14                         14,100,000       19,860

Republic of Italy, 5.00%, 10/15/07                       10,940,000       15,729

Republic of Italy, 5.25%, 8/1/11                          5,400,000        8,126

Republic of Italy, 5.50%, 11/1/10                        13,800,000       20,923

Republic of Italy, 6.00%, 11/1/07                        33,800,000       49,888

Republic of Italy, 6.00%, 5/1/31                         29,400,000       49,713

Republic of Italy, 7.25%, 11/1/26                         2,483,653        4,767

Total Italy (Cost $117,447)                                              169,006


JAPAN   17.9%

Government Bonds   17.9%

Government of Japan, 0.60%, 9/20/09                   8,831,900,000       86,125

Government of Japan, 1.00%, 12/20/12                  2,432,200,000       23,409

Government of Japan, 1.10%, 9/20/12                   2,646,000,000       25,753

Government of Japan, 1.30%, 6/20/11                   5,450,000,000       54,537

Government of Japan, 1.30%, 12/20/13                  3,904,700,000       37,977

Government of Japan, 1.40%, 3/20/12                   3,727,150,000       37,266

Government of Japan, 2.00%, 6/20/22                   2,762,700,000       27,293

Government of Japan, 2.20%, 6/22/20                   1,663,000,000       17,127

Total Japan (Cost $284,074)                                              309,487


MEXICO   3.2%

Common Stocks   0.0%

United Mexican States, Series C, Warrants, 6/1/05 (USD)*  1,334,506           19

Government Bonds   3.2%

United Mexican States, 8.00%, 12/23/10                  214,000,000       17,981

United Mexican States, 9.00%, 12/20/12                  390,300,000       33,743

United Mexican States, 10.50%, 8/24/06                   35,450,000        3,311

                                                                          55,035

Total Mexico (Cost $53,283)                                               55,054


NETHERLANDS   4.4%

Government Bonds   4.4%

Government of Netherlands, 4.00%, 7/15/05                 3,130,000        4,276

Government of Netherlands, 5.00%, 7/15/11                 6,200,000        9,245

Government of Netherlands, 5.25%, 7/15/08                11,000,000       16,090

Government of Netherlands, 5.50%, 1/15/28                 4,535,000        7,291

Government of Netherlands, 7.75%, 3/1/05                 29,000,000       39,579

Total Netherlands (Cost $65,907)                                          76,481


POLAND   0.6%

Government Bonds   0.6%

Government of Poland, 5.75%, 6/24/08                     31,600,000       10,416

Total Poland (Cost $9,817)                                                10,416


PORTUGAL   2.9%

Government Bonds   2.9%

Republic of Portugal, 3.00%, 7/17/06                     28,000,000       38,227

Republic of Portugal, 5.15%, 6/15/11                      8,275,000       12,382

Total Portugal (Cost $43,308)                                             50,609


SOUTH AFRICA   0.6%

Government Bonds   0.6%

Republic of South Africa, 13.00%, 8/31/10                44,900,000        9,797

Total South Africa (Cost $6,844)                                           9,797

SPAIN   4.3%

Government Bonds   4.3%

Kingdom of Spain, 4.95%, 7/30/05                         12,350,000       16,977

Kingdom of Spain, 5.75%, 7/30/32                          4,200,000        7,009

Kingdom of Spain, 6.00%, 1/31/08                         34,200,000       50,705

Total Spain (Cost $54,326)                                                74,691


SUPRANATIONAL   3.9%

Government Bonds   3.9%

European Investment Bank, 3.50%, 10/15/05 (EUR)          50,000,000       68,330

Total Supranational (Cost $66,860)                                        68,330


SWEDEN   0.9%

Government Bonds   0.9%

Kingdom of Sweden, 5.00%, 1/28/09                       100,000,000       16,042

Total Sweden (Cost $11,869)                                               16,042


UNITED KINGDOM   4.4%

Government Bonds   4.4%

United Kingdom Treasury, 4.25%, 6/7/32                   18,500,000       34,426

United Kingdom Treasury, 5.00%, 3/7/08                    8,540,000       16,617

United Kingdom Treasury, 5.00%, 3/7/12                    7,650,000       15,084

United Kingdom Treasury, 5.75%, 12/7/09                   5,100,000       10,306

Total United Kingdom (Cost $64,819)                                       76,433


SHORT-TERM INVESTMENTS   8.9%


Money Market Funds   8.9%

T. Rowe Price Reserve Investment Fund, 2.28% !#         154,870,353      154,870

Total Short-Term Investments (Cost $154,870)                             154,870


FORWARD CURRENCY EXCHANGE CONTRACTS   0.1%


Unrealized Gain (Loss) on Forward Currency Exchange Contracts (2)          2,221

Total Forward Currency Exchange Contracts                                  2,221

Total Investments in Securities

98.0% of Net Assets (Cost $1,441,808)                                 $1,697,199
                                                                      ----------


 (1) Denominated in currency of country of incorporation unless otherwise noted

   #    Seven-day yield

   *    Non-income producing

   !    Affiliated company - See Note 4

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $3,710 and represents 0.2% of net assets

 AUD    Australian dollar

 CAD    Canadian dollar

 CZK    Czech koruna

 DKK    Danish krone

 EUR    Euro

 GBP    British pound

 HUF    Hungarian forint

 JPY    Japanese yen

 KRW    South Korean won

 MXN    Mexican peso

 PLN    Polish zloty

 SEK    Swedish krona

 SGD    Singapore dollar

 TRL    Turkish lira

 USD    U.S. dollar

 ZAR    South African rand

(2) Open Forward Currency Exchange Contracts at December 31, 2004 were as follows:

Amounts in (000s)
                                                                      Unrealized
Counterparty        Settlement   Receive              Deliver        Gain (Loss)
----------------    ----------   -------------------  -------------- -----------

J.P. Morgan Chase   2/18/05      AUD           9,798  USD      7,640  $     (27)

CSFB                2/18/05      AUD           2,319  USD      1,778         24

J.P. Morgan Chase   2/18/05      CAD           2,790  USD      2,353        (35)

CSFB                2/18/05      CAD          35,272  USD     29,520       (208)

State Street        2/18/05      CZK          58,664  USD      2,420        195

J.P. Morgan Chase   2/18/05      EUR          11,408  PLN     48,739       (706)

ABN AMRO            2/18/05      EUR             996  USD      1,320         29

J.P. Morgan Chase   2/18/05      EUR          46,485  USD     61,570      1,384

ABN AMRO            2/18/05      HUF         598,705  USD      3,122        146

Citibank            2/18/05      JPY      15,658,579  EUR    115,221     (3,093)

J.P. Morgan Chase   2/18/05      JPY      21,112,944  USD    202,111      4,117

J.P. Morgan Chase   2/18/05      KRW      20,182,110  USD     18,382      1,092

ABN AMRO            2/18/05      MXN         180,227  USD     15,605        408

State Street        2/18/05      PLN          51,417  USD     15,464      1,580

J.P. Morgan Chase   2/18/05      SEK         337,830  USD     48,913      1,758

J.P. Morgan Chase   2/18/05      SGD           9,995  USD      6,081         51

J.P. Morgan Chase   2/18/05      TRL  23,995,664,000  USD     15,612      1,722

J.P. Morgan Chase   3/17/05      TRL  12,272,602,000  USD      8,418        332

CSFB                6/21/05      TRL  12,813,532,000  USD      8,490        276

J.P. Morgan Chase   2/18/05      USD          11,163  CAD     13,686       (210)

ABN AMRO            2/18/05      USD           1,733  DKK      9,922        (74)

ABN AMRO            2/18/05      USD           8,418  EUR      6,337       (164)

J.P. Morgan Chase   2/18/05      USD          64,920  EUR     48,956     (1,380)

J.P. Morgan Chase   2/18/05      USD          23,932  GBP     12,996       (886)

J.P. Morgan Chase   2/18/05      USD           4,876  HUF    911,616        (99)

ABN AMRO            2/18/05      USD          33,594  JPY  3,540,792       (992)

J.P. Morgan Chase   2/18/05      USD           3,361  JPY    343,125         10

State Street        2/18/05      USD          58,036  JPY  6,061,633     (1,173)

(2) Open Forward Currency Exchange Contracts at December 31, 2004 were as follows:

Amounts in (000s)
                                                                      Unrealized
Counterparty        Settlement  Receive         Deliver              Gain (Loss)
----------------    ----------  -------------   -------------------  -----------
J.P. Morgan Chase   2/18/05     USD    18,192   MXN         204,062          61

Citibank            2/18/05     USD    18,220   MXN         207,871        (249)

CSFB                2/18/05     USD    27,051   MXN         312,302        (697)

J.P. Morgan Chase   2/18/05     USD     2,809   PLN           8,907        (144)

CSFB                2/18/05     USD    16,301   TRL  23,995,664,000      (1,032)

ABN AMRO            2/18/05     ZAR    17,271   USD           2,830         205

Net unrealized gain (loss) on open
forward currency exchange contracts                                     $ 2,221
                                                                        -------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $154,870)                           $       154,870

  Non-affiliated companies (cost $1,286,938)                           1,542,329

  Total investments in securities                                      1,697,199

Other assets                                                              43,065

Total assets                                                           1,740,264

Liabilities

Total liabilities                                                          9,293

NET ASSETS                                                       $     1,730,971
                                                                 ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                       $            10

Undistributed net realized gain (loss)                                     4,054

Net unrealized gain (loss)                                               257,543

Paid-in-capital applicable to 161,946,679 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                     1,469,364

NET ASSETS                                                       $     1,730,971
                                                                 ---------------

NET ASSET VALUE PER SHARE

Investor Class
($1,662,701,028/155,551,705 shares outstanding)                  $         10.69
                                                                 ---------------

Advisor Class
($68,270,385/6,394,974 shares outstanding)                       $         10.68
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                           Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Interest                                                       $        45,518

  Dividend                                                                 2,843

  Securities lending                                                          33

  Total income                                                            48,394

Expenses

  Investment management                                                    9,624

  Shareholder servicing

    Investor Class                                                         2,184

    Advisor Class                                                             25

  Custody and accounting                                                     537

  Rule 12b-1 fees - Advisor Class                                            143

  Prospectus and shareholder reports

    Investor Class                                                           123

    Advisor Class                                                             16

  Registration                                                                89

  Legal and audit                                                             29

  Directors                                                                    7

  Miscellaneous                                                               11

  Total expenses                                                          12,788

Net investment income (loss)                                              35,606

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                              83,928

  Futures                                                                     18

  Foreign currency transactions                                            7,090

  Net realized gain (loss)                                                91,036

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Change in net unrealized gain (loss)

  Securities                                                              33,395

  Futures                                                                      7

  Other assets and liabilities
  denominated in foreign currencies                                        6,023

  Change in net unrealized gain (loss)                                    39,425

Net realized and unrealized gain (loss)                                  130,461

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $       166,067
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                              Year
                                                             Ended
                                                          12/31/04      12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                        $    35,606   $    30,980

  Net realized gain (loss)                                 91,036        55,048

  Change in net unrealized gain (loss)                     39,425       123,718

  Increase (decrease) in net assets from operations       166,067       209,746

Distributions to shareholders

  Net investment income

    Investor Class                                        (34,284)      (30,305)

    Advisor Class                                          (1,319)         (668)

  Net realized gain

    Investor Class                                        (63,922)      (61,184)

    Advisor Class                                          (2,627)       (2,235)

  Decrease in net assets from distributions              (102,152)      (94,392)

Capital share transactions *

  Shares sold

    Investor Class                                        531,806       412,857

    Advisor Class                                          31,221        42,114

  Distributions reinvested

    Investor Class                                         92,047        86,713

    Advisor Class                                           3,821         2,656

  Shares redeemed

    Investor Class                                       (328,472)     (364,191)

    Advisor Class                                         (19,989)      (11,647)

  Redemption fees received

    Investor Class                                             88             -

  Increase (decrease) in net assets from
  capital share transactions                              310,522       168,502

Net Assets

Increase (decrease) during period                         374,437       283,856

Beginning of period                                     1,356,534     1,072,678

End of period                                         $ 1,730,971   $ 1,356,534
                                                      -----------   -----------

(Including undistributed net investment income of $10 at 12/31/04 and $7 at 12/31/03)

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                              Year
                                                             Ended
                                                          12/31/04      12/31/03
*Share information

    Shares sold

      Investor Class                                       51,737        42,028

      Advisor Class                                         3,084         4,214

    Distributions reinvested

      Investor Class                                        8,874         8,617

      Advisor Class                                           369           263

    Shares redeemed

      Investor Class                                      (32,466)      (37,148)

      Advisor Class                                        (1,962)       (1,164)

    Increase (decrease) in shares outstanding              29,636        16,810

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The fund has two classes of shares: the International Bond Fund original share class, referred to in this report as the Investor Class, offered since September 10, 1986, and International Bond Fund--Advisor Class (Advisor Class), offered since March 31, 2000. Advisor
Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class's settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class's outstanding shares.

Credits
The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees
A 2% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or loses until contracts are closed. Unrealized gains and losses on forward currency exchange contracts are included in investments in securities, and in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts
During the year ended December 31, 2004, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts
During the year ended December 31, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, there were no securities on loan.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,006,490,000 and $771,913,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                                 $    99,075,000

Long-term capital gain                                                3,077,000

Total distributions                                             $   102,152,000
                                                                ---------------

At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                         $   257,687,000

Unrealized depreciation                                             (44,294,000)

Net unrealized appreciation (depreciation)                          213,393,000

Undistributed ordinary income                                        47,736,000

Undistributed long-term capital gain                                    478,000

Paid-in capital                                                   1,469,364,000

Net assets                                                      $ 1,730,971,000
                                                                ---------------

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain forward currency exchange contract transactions; accordingly, $44,296,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of December 31, 2004.

At December 31, 2004, the cost of investments for federal income tax purposes was $1,485,958,000.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $946,000.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. Through April 30, 2008, the class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation. For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price

Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $133,000 for Price Associates, $499,000 for T. Rowe Price Services, Inc., and $59,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $71,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $1,143,000 of Spectrum Funds' expenses, of which $739,000 related to services provided by Price and $75,000 was payable at period-end. At December 31, 2004, approximately 33.9% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $2,843,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $154,870,000 and $125,946,000, respectively.

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Bond Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

    o $63,473,000 from short-term capital gains,

    o $3,077,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
1991                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1988

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
2001                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Director

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Directorships of Other Public Companies

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
2002                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, International Funds

*Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Christopher D. Alderson (1962)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (1962)         Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian J. Brennan, CFA (1964)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Michael J. Conelius, CFA (1964)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Ann B. Cranmer, FCIS (1947)             Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
International Funds                     Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Julio A. Delgado, CFA (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Frances Dydasco (1966)                  Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (1957)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice President
International Funds                     T. Rowe Price Investment Services, Inc.,
                                        and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Trust Company

M. Campbell Gunn (1956)                 Vice President, T. Rowe Price Global
Vice President, International Funds     Investment Services Limited, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, International Funds     Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Ian D. Kelson (1956)                    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Raymond A. Mills, Ph.D., CFA (1960)     Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

George A. Murnaghan (1956)              Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Philip A. Nestico (1976)                Vice President, T. Rowe Price
Vice President, International Funds

Gonzalo Pangaro, CFA (1968)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert A. Revel-Chion (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (1963)           Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (1964)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (1961)                  Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Dean Tenerelli (1964)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1968)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)                Director and Vice President, T. Rowe
President, International Funds          Price; Vice President, T. Rowe Price
                                        Group, Inc.; Chief Executive Officer,
                                        Director, and President, T. Rowe Price
                                        International, Inc.; Director, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

William F. Wendler II, CFA (1962)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney, CFA (1958)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $17,744               $16,119
     Audit-Related Fees                       2,481                 1,196
     Tax Fees                                 4,812                 4,186
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005